UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22585

Tortoise Pipeline & Energy Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry C. Matlack
11550 Ash Street, Suite 300, Leawood, KS 66211

(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: August 31, 2012

Item 1. Schedule of Investments.

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2012
	Shares	Fair Value
Common Stock - 88.0% (1)
Crude/Refined Products Pipelines - 9.2% (1)
Canada - 5.7% (1)
Enbridge Inc.	251,050	$9,896,391
Pembina Pipeline Corporation	168,800	4,575,537
United States - 3.5% (1)
Kinder Morgan, Inc.	244,250	8,736,822
		23,208,750
Local Distribution Companies - 12.8% (1)
United States - 12.8% (1)
CenterPoint Energy, Inc.	728,600	14,856,154
NiSource Inc.	716,914	17,449,687
		32,305,841
Marine Transportation - 2.5% (1)
Republic of the Marshall Islands - 2.5% (1)
Teekay Offshore Partners L.P.	223,330	6,340,339

Natural Gas Gathering Pipelines - 3.3% (1)
United States - 3.3% (1)
Targa Resources Corp.	181,505	8,216,731

Natural Gas Pipelines - 38.5% (1)
Canada - 7.2% (1)
Keyera Corp.	17,550	801,167
TransCanada Corporation	386,051	17,399,319
United States - 31.3% (1)
EQT Corporation	13,000	701,480
National Fuel Gas Company	13,400	668,660
ONEOK, Inc.	396,000	17,633,880
Questar Corporation	330,750	6,532,312
Spectra Energy Corp	820,106	23,176,196
Williams Companies, Inc.	930,500	30,027,235
		96,940,249
Oil and Gas Production - 20.5% (1)(2)
Canada - 1.1% (1)
Canadian Natural Resources Limited	93,900	2,854,560
United Kingdom - 1.2% (1)
BP p.l.c. (ADR)	70,200	2,952,612
United States - 18.2% (1)
Anadarko Petroleum Corporation	64,000	4,433,280
Apache Corporation	50,900	4,364,675
Chevron Corporation	13,300	1,491,728
Continental Resources, Inc. (3)	40,400	2,992,024
Denbury Resources Inc. (3)	190,800	2,955,492
Devon Energy Corporation	51,100	2,955,113
EOG Resources, Inc.	27,100	2,934,930
Exxon Mobil Corporation	16,900	1,475,370
Hess Corporation	60,200	3,041,906
Marathon Oil Corporation	165,100	4,593,082
Noble Energy, Inc.	33,300	2,927,070
Occidental Petroleum Corporation	50,400	4,284,504
Pioneer Natural Resources Company	45,200	4,400,672
Range Resources Corporation	43,700	2,848,803
		51,505,821
Oilfield Services - 1.2% (1)(2)
United Kingdom - 1.2% (1)
Ensco plc (ADR)	52,800	3,029,136

Total Common Stock (Cost $208,206,739)		221,546,867

Master Limited Partnerships and Related Companies - 44.1% (1)
Crude/Refined Products Pipelines - 22.2% (1)
United States - 22.2% (1)
Buckeye Partners, L.P.	65,100	3,217,242
Enbridge Energy Management, L.L.C. (4)	449,759	14,000,983
Holly Energy Partners, L.P.	58,100	3,913,035
Kinder Morgan Management, LLC (4)	244,822	18,146,239
Magellan Midstream Partners, L.P.	48,320	4,009,111
Plains All American Pipeline, L.P.	120,200	10,400,906
Sunoco Logistics Partners L.P.	45,800	2,136,570
		55,824,086
Natural Gas/Natural Gas Liquids Pipelines - 15.8% (1)
United States - 15.8% (1)
Energy Transfer Partners, L.P.	179,900	7,685,328
Enterprise Products Partners L.P.	175,093	9,349,966
Inergy Midstream, L.P.	82,000	1,910,600
ONEOK Partners, L.P.	96,200	5,466,084
Regency Energy Partners LP	219,600	5,081,544
TC PipeLines, LP	68,000	3,088,560
Williams Partners L.P.	141,800	7,314,044
		39,896,126
Natural Gas Gathering/Processing - 6.1% (1)
United States - 6.1% (1)
Access Midstream Partners, L.P.	119,700	3,606,561
Copano Energy, L.L.C.	48,265	1,481,253
DCP Midstream Partners, LP	36,350	1,568,139
MarkWest Energy Partners, L.P.	59,850	3,178,035
Targa Resources Partners LP	84,825	3,437,109
Western Gas Partners LP	42,905	2,048,714
		15,319,811
Total Master Limited Partnerships and Related Companies (Cost $100,418,541)		111,040,023

Short-Term Investment - 0.1% (1)
United States Investment Company - 0.1% (1)
Fidelity Institutional Money Market Portfolio - Class I, 0.16% (5) (Cost $119,204)	119,204	119,204

Total Investments - 132.2% (1) (Cost $308,744,484)		332,706,094
Long-Term Debt Obligations - (19.5%) (1)		(49,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (6.4%) (1)		(16,000,000)
Total Value of Options Written (Premiums received $698,522) - (0.1%) (1)		(303,626)
Other Assets and Liabilities - (6.2%) (1)		(15,654,466)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$251,748,002

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3) Non-income producing security.
(4) Security distributions are paid-in-kind.
(5) Rate indicated is the current yield as of August 31, 2012.

Key to abbreviation
ADR = American Depository Receipts

Tortoise Pipeline & Energy Fund, Inc.
SCHEDULE OF OPTIONS WRITTEN (Unaudited)
August 31, 2012

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	September 2012	$ 72.50	80	$ (5,600)
Anadarko Petroleum Corporation	September 2012	75.00	560	(12,880)
Apache Corporation	September 2012	92.50	509	(9,162)
BP p.l.c. (ADR)	September 2012	44.00	702	(14,742)
Canadian Natural Resources Limited	September 2012	34.00	939	(9,390)
Chevron Corporation	September 2012	120.00	133	(931)
Continental Resources, Inc.	September 2012	80.00	404	(28,280)
Denbury Resources Inc.	September 2012	17.00	1,908	(28,620)
Devon Energy Corporation	September 2012	62.50	511	(7,154)
Ensco plc (ADR)	September 2012	60.00	528	(14,784)
EOG Resources, Inc.	September 2012	115.00	271	(29,810)
Exxon Mobil Corporation	September 2012	92.50	169	(1,014)
Hess Corporation	September 2012	52.50	602	(38,528)
Marathon Oil Corporation	September 2012	29.00	1,651	(37,973)
Noble Energy, Inc.	September 2012	95.00	333	(4,995)
Occidental Petroleum Corporation	September 2012	92.50	504	(6,048)
Pioneer Natural Resources Company	September 2012	105.00	452	(38,420)
Range Resources Corporation	September 2012	72.50	437	(15,295)

Total Value of Call Options Written (Premiums received $698,522)				$ (303,626)

Key to abbreviation
ADR = American Depository Receipts

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of August 31, 2012. These assets and liabilities are measured on a recurring basis.

Description	Fair Value at August 31, 2012	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$221,546,867	$221,546,867	$-	$-
Master Limited Partnerships and Related Companies(a)	111,040,023	111,040,023	-	-
Total Equity Securities	332,586,890	332,586,890	-	-
Other:
Short-Term Investment(b)	119,204	119,204	-	-
Total Assets	$332,706,094	$332,706,094	$-	$-
Liabilities
Written Call Options	$303,626	$303,626	$-	$-

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2012.

The Company did not hold any Level 3 securities during the period ended August 31, 2012.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company utilizes the beginning of reporting period method for determining transfers between levels. For the period from December 1, 2011 through August 31, 2012, Teekay Offshore Partners, L.P. common units in the amount of $3,944,394 were transferred from Level 2 to Level 1 when they converted into registered units and quoted prices in active markets were available. There were no other transfers between levels.

As of August 31, 2012, the aggregate cost of securities for federal income tax purposes was $307,817,269. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $31,459,294, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $6,570,469 and the net unrealized appreciation was $24,888,825.

Item 2. Controls and Procedures.
(a)
The registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.
Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Pipeline & Energy Fund, Inc.

Date: October 29, 2012	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Pipeline & Energy Fund, Inc.

Date: October 29, 2012	By:	/s/ Terry Matlack
Terry Matlack
Chief Executive Officer

Tortoise Pipeline & Energy Fund, Inc.

Date: October 29, 2012	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Financial Officer